UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 9, 2011

SERVISFIRST BANCSHARES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-53149	26-0734029
(Commission File Number)	(IRS Employer Identification No.)

850 Shades Creek Parkway, Birmingham, Alabama	35209
(Address of Principal Executive Offices)	(Zip Code)

(205) 949-0302
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 – Securities and Trading Markets

Item 3.02.	Unregistered Sales of Equity Securities

In connection with a private placement and pursuant to subscription agreements effective May 9, 2011, ServisFirst Bancshares, Inc. (the “Company”) issued and sold to 96 accredited investors and 16 non-accredited investors 314,724 shares of the Company’s common stock for $30.00 per share, for an aggregate purchase price of $9,441,720.

The issuance and sale of the shares of the Company’s common stock were exempt from registration under the Securities Act of 1933 (the “Act”), in reliance on the exemptions from the registration requirements of the Act for transactions not involving any public offering pursuant to Section 4(2) under the Act and Rule 506 of Regulation D thereunder.  No underwriter or placement agent was involved in the private placement, and no underwriting discounts or commissions were paid.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SERVISFIRST BANCSHARES, INC.

Date: May 11, 2011	By:	/s/ Thomas A. Broughton III
Thomas A. Broughton III
President and Chief Executive Officer